Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1.Registration Statement (Form S-3 No. 333-276909) of Southwest Airlines Co.;
2.Registration Statement (Form S-4 No. 333-170742) of Southwest Airlines Co.;
3.Registration Statement (Form S-8 No. 33-40653) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
4.Registration Statement (Form S-8 No. 333-67631) pertaining to the Southwest Airlines Co. Southwest Airlines Co. Excess Benefit Plan;
5.Registration Statement (Form S-8 No. 333-46560) pertaining to the Southwest Airlines Co. 1991 Employee Stock Purchase Plan, as amended September 21, 2000;
6.Registration Statement (Form S-8 No. 333-139362) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
7.Registration Statement (Form S-8 No. 333-146891) pertaining to the Southwest Airlines Co. 2007 Equity Incentive Plan;
8.Registration Statement (Form S-8 No. 333-160762) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
9.Registration Statement (Form S-8 No. 333-166980) pertaining to the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan;
10.Registration Statement (Form S-8 No. 333-190268) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
11.Registration Statement (Form S-8 No. 333-205979) pertaining to the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan;
12.Registration Statement (Form S-8 No. 333-266464) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
13.Registration Statement (Form S-8 No. 333-279875) pertaining to the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan; and
14.Registration Statement (Form S-8 No. 333-279876) pertaining to the Southwest Airlines Co. Retirement Savings Plan.

of our reports dated February 5, 2026, with respect to the consolidated financial statements of Southwest Airlines Co. and the effectiveness of internal control over financial reporting of Southwest Airlines Co., included in this Annual Report (Form 10-K) for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Dallas, Texas
February 5, 2026